                                                                    EXHIBIT 10.7


================================================================================

                             SHAREHOLDERS AGREEMENT


                                  BY AND AMONG


                              RIVER HOLDING CORP.

                 THE HELEN LOVAAS SEPARATE PROPERTY TRUST U/D/T
                              DATED JULY 17, 1997

                                THE FS ENTITIES


                                      AND


                          HUDSON RESPIRATORY CARE INC.



                                 APRIL 7, 1998

================================================================================

                             SHAREHOLDERS AGREEMENT


          THIS SHAREHOLDERS AGREEMENT (this "Agreement") is made and entered into as of April 7, 1998 by and among HUDSON RESPIRATORY CARE INC. (the "Company"), RIVER HOLDING CORP., a Delaware corporation ("Holding"), THE HELEN LOVAAS SEPARATE PROPERTY TRUST U/D/T dated July 17, 1997 (the "Trust"), FS Equity Partners III, L.P., FS Equity Partners International, L.P., and FS Equity Partners IV, L.P. (the "FS Entities").


                                R E C I T A L S:
                                - - - - - - - -

          A. Pursuant to an Amended and Restated Merger Agreement dated as of March 15, 1998 among the Company, Holding and the Trust (among others) (the "Merger Agreement"), Holding is making a substantial investment in the Common Stock and Preferred Stock of the Company.

          B. The execution and delivery of this Agreement by the parties is required by Section 6.11 and Section 7.05 of the Merger Agreement and is a material inducement to each of Holding, the FS Entities and the Trust to enter into and perform their obligations under the Merger Agreement and the other documents and instruments contemplated therein.

          C. The Company, Holding, the Trust and the FS Entities wish to establish through this Agreement certain rights, obligations and restrictions with respect to the securities of the Company.

                               A G R E E M E N T:
                               - - - - - - - - -

          NOW, THEREFORE, in consideration of the foregoing, the mutual covenants contained herein and for other good and valuable consideration, the receipt and adequacy of which is hereby acknowledged, the parties hereto agree as follows:

           1.  Definitions.  As used in this Agreement, the following
               -----------
capitalized terms shall have the following meanings:

           Additional Securities:  All Securities which are issued and sold by
           ---------------------
the Company other than (i) the Initial Shares, (ii) any Securities issued or issuable to all of the holders of Common Stock then outstanding on a proportionate basis, (iii) issuances of additional shares of capital stock in payment of dividends on any outstanding shares of capital stock of the Company,
(iv) any Securities issued or issuable upon the exchange of Holding Preferred Stock or the Preferred Stock, (v) any Securities issued or issuable to any Employees pursuant to any equity incentive plan, individual agreement, bonus, award, stock purchase plan, stock option plan or other stock agreement or arrangement approved by the Company's Board of Directors (a "Benefit Plan");
(vi) any Securities
issued in exchange for debt securities of the Company or any Subsidiary or to any source of, or to any party (other than Holding, the FS Entities or their Affiliates or Associates) arranging, financing for the Company or any Subsidiary of the Company, (vii) any Securities issued pursuant to a public offering registered under the Securities Act, (viii) any Securities that are issued or issuable in connection with the acquisition by the Company or any Subsidiary of any business, business assets or securities from any Person; (ix) any Securities that are issued or issuable upon the exercise of rights, options or warrants to purchase Securities, or upon the conversion or exchange of Securities convertible into or exchangeable for Securities, where the parties to this Agreement received (or were not required to receive) an Issuance Notice pursuant to Section 2.1 of this Agreement; and (x) Securities issued in connection with the transactions described in Section 7.

          Affiliate or Associate:  Such terms shall have the meanings given them
          ----------------------
pursuant to Rule 12b-2 of the General Rules and Regulations promulgated under the Securities Exchange Act of 1934, as amended.

          Board:  The Board of Directors of the Company.
          -----

          Charitable Organization:  Shall mean Internal Revenue Code (S)
          -----------------------
501(c)(3) charitable organizations or one or more trusts for the benefit of such organizations.

          Common Stock:  The Common Stock, par value $.01 per share, of the
          ------------
Company.

          Employee:  Any employee, director or consultant of the Company or any
          --------
Subsidiary of the Company.

          Exchangeable Preferred Stock  Shall mean the 11 1/2% Senior
          ----------------------------
Exchangeable Preferred Stock of the Company.

          Family Members:  Shall mean Helen Lovaas, Lee Lovaas, the issue of Lee
          --------------
Lovaas, and the issue of Helen Lovaas' brother, David Bartlett.

          FS Entities:  FS Equity Partners III, L.P., FS Equity Partners
          -----------
International, L.P. and FS Equity Partners IV, L.P.

          FS Principals:  Mark J. Doran, Bradford M. Freeman, Todd W. Halloran,
          -------------
J. Frederick Simmons, Ronald P. Spogli, Jon D. Ralph, John M. Roth, Charles P. Rullman, Jr. and William M. Wardlaw.

          Holding Common Stock:  The Common Stock, par value $.01 per share, of
          --------------------
Holding.

          Holding Preferred Stock:  Shall mean the 11 1/2% Senior Exchangeable
          -----------------------
Preferred Stock of Holding.

          Initial Shares:  Shall mean the 7,800,000 shares of Common Stock and
          --------------
the 300,000 shares of Preferred Stock issued and outstanding on the date hereof and held beneficially and of record by the Shareholders as follows:

                     INITIAL SHARES
                 -----------------------
                               PREFERRED
STOCKHOLDER      COMMON STOCK    STOCK
------------     ------------    -----
Holding              6,300,000   300,000
The Trust            1,500,000     ---

          Permitted Transferee:  Subject to Section 5.1, Permitted Transferee
          --------------------
shall mean, (y) with respect to Holding or the FS Entities, (i) an Affiliate, which shall include any Person that is (A) an Affiliate or a shareholder of Holding or (B) organized and controlled by three or more of the FS Principals or
(ii) after the Initial Public Offering (as defined below) any limited or general partner or employee of Holding, FS Entities or an Affiliate thereof; (z) with respect to the Trust, (i) The Helen Lovaas Foundation; (ii) Lee Lovaas; (iii) a trust solely for the benefit of Helen Lovaas, Lee Lovaas or any other Family Member; (iv) a partnership or limited liability company whose members consist solely of Helen Lovaas and Family Members; (v) one or more Charitable Organizations.

          Person:  Any individual, corporation, entity, partnership, joint
          ------
venture, association, joint-stock company, trust, unincorporated organization or other entity.

          Preferred Stock:  The 11 1/2% Senior Preferred Stock of the Company.
          ---------------

          Public Market Sale:  Any sale of Common Stock after the Initial Public
          ------------------
Offering which is made pursuant to Rule 144 promulgated by the SEC under the Securities Act or which is made pursuant to a registration statement filed with and declared effective by the SEC.

          Public Offering:  A public offering of shares of Voting Securities of
          ---------------
the Company registered under the Securities Act, but shall not include an offering registered on Form S-4 or Form S-8 (or any substitute form that is adopted by the SEC), or an offering of Voting Securities in connection with a sale of debt securities of the Company. The term "Initial Public Offering" shall mean an underwritten Public Offering of Voting Securities which results in gross proceeds to the Company in excess of $25 million from the sale of Voting Securities.

          SEC:  The Securities and Exchange Commission.
          ---

          Securities:  Shall mean (i) Voting Securities, (ii) all rights,
          ----------
options, warrants to purchase such Voting Securities or the securities described in the following clause and (iii) all other securities or capital stock of any type whatsoever, including, without limitation, (A) preferred stock, debt securities and securities that are, or may become, convertible into or exchangeable for, or that entitle the holder to purchase, Voting Securities, (B) preferred stock and (C) debt securities. The provisions of this Agreement shall apply to any and all shares of capital stock of or other securities of the Company or any successor and assign of the Company which may be issued in respect of, in exchange for or in substitution of, the Securities by reason of any stock dividend, stock split, reverse split, recapitalization, reclassification, combination, merger, consolidation or otherwise, and such shares or other securities shall be encompassed within the term "Securities" for purposes of this Agreement.

          Securities Act:  The Securities Act of 1933, as amended.
          --------------

          Shareholders:  Holding and the Trust.
          ------------

          Subsidiary:  With respect to any Person, a corporation or other entity
          ----------
of which a majority of the shares of stock or other ownership interests are owned, directly or indirectly, by such Person.

          Voting Securities:  All Securities of the Company (or, for purposes of
          -----------------
Section 6.1, securities of Holding) which possess general voting power to elect members of the Board; provided that Voting Securities shall not include any options or warrants to purchase Voting Securities.

          2.   Rights Upon Issuance of Additional Securities. The Company hereby
               ---------------------------------------------
grants to each Shareholder the following rights with respect to any and all proposed issuances or sales of Additional Securities by the Company:

               2.1  Issuance Notice.  The Company shall give each Shareholder
                    ---------------
written notice of the Company's intention to issue and sell Additional Securities (the "Issuance Notice"), describing the type of Additional Securities, the price at which the Additional Securities will be issued and sold and the general terms upon which the Company proposes to issue and sell the Additional Securities, including the anticipated date of such issuance or sale.

               2.2  Response Notice.  Each Shareholder shall have 30 days from
                    ---------------
the date the Issuance Notice is received to agree to purchase all or any portion of its Pro Rata Share (as defined below in Subsection 2.4) of such Additional Securities by giving written notice to the Company of its desire to purchase Additional Securities (the "Response Notice") and stating therein the quantity of Additional Securities to be purchased. Such Response Notice shall constitute the irrevocable agreement of such Shareholder to purchase the quantity of Additional Securities indicated in the Response Notice at the price and upon the terms stated in the Issuance Notice. Any purchase by Shareholders of Additional Securities shall be consummated on the later of (1) the closing date specified in the Issuance Notice or (2) the closing date on which Additional Securities described in the applicable Issuance Notice are first issued and sold if other Persons are also purchasing Additional Securities. Each Shareholder that has elected to purchase its Pro Rata Share of Additional Securities will have the right to purchase all or any portion of the Additional Securities unsubscribed for by the other Shareholder and any other holder of Securities who have rights upon the issuance of Additional Securities, up to its pro rata share of such unsubscribed portion (determined by the number of Voting

Securities owned by the party or parties who elect to purchase such unsubscribed for portion) if oversubscribed.

               2.3  Revised Issuance Notice.  The Company shall have 90 days
                    -----------------------
from the date of the Issuance Notice to consummate the proposed issuance and sale of the Additional Securities that are not being purchased by Shareholders at a price not less than and upon the terms that are not materially less favorable than those specified in the Issuance Notice. If the Company proposes to issue Additional Securities after such 90-day period or at a price less than or upon terms that are materially less favorable than those specified in the Issuance Notice it must again comply with this Section 2.

               2.4  Pro Rata Share.  For purposes of this Section 2, the Pro
                    --------------
Rata Share of a Shareholder shall be a fraction, (1) the numerator of which shall be the total number of shares of Voting Securities then held by the Shareholder and (2) the denominator of which shall be the total number of shares of Voting Securities then issued and outstanding.

               2.5  Termination and Assignment.  The rights provided to each of
                    --------------------------
the Shareholders under this Section 2 shall terminate upon the consummation of an Initial Public Offering. A Shareholder's rights under this Section 2 will terminate after the Shareholder has transferred a number of Voting Securities (other than Transfers to Permitted Transferees) which represents 75% or more of the number of Voting Securities held by the Shareholder on the date hereof. The rights granted under this Section 2 shall not be assignable; provided, however that a Shareholder may assign its rights with respect to the shares of Common Stock transferred to a Permitted Transferee provided that the Permitted Transferee executes a written undertaking to be and becomes bound by this Agreement in the same manner and to the same extent as the Shareholder.

      3.  Transfer of Shares by Holding; Rights of Inclusion.
          --------------------------------------------------

               3.1  Right of Inclusion.  Holding agrees not to sell all or any
                    ------------------
portion of the shares of Common Stock it holds to any Person (individually, a "Third Party" and, collectively, "Third Parties") unless the Trust is given an opportunity to sell to the Third Party such number of shares of Common Stock owned by the Trust as is determined in accordance with Section 3.3; provided,
                                                                    --------
however, that the Trust shall have no rights pursuant to this Section 3 with
-------
respect to sales or other transfers by Holding of Common Stock to any Permitted Transferee of Holding or the FS Entities; provided, further, that any such
                                          --------  -------
Permitted Transferee of Holding or an FS Entity described in clause (y)(i) of the definition of Permitted Transferee executes a written undertaking to be and becomes bound by this Agreement in the same manner and to the same extent as the transferring party.

               3.2  Third-Party Offer.  Prior to the consummation of any sale of
                    -----------------
all or any portion of the shares of Common Stock held by Holding to a Third Party, Holding shall cause each bona fide offer from such Third Party to purchase such shares from Holding (a "Third-Party Offer") to be reduced to writing and shall send written notice of such Third-Party Offer (the "Initial Offer Notice") to the Trust. Each Third-Party Offer shall include an offer to purchase shares of Common

Stock from the Trust in the amounts determined in accordance with Section 3.3, at the same time, at the same price and on the same terms as the sale by Holding to the Third Party, and according to the terms and conditions of this Agreement. The Initial Offer Notice shall be accompanied by a true copy of the Third-Party Offer. If the Trust desires to accept the offer contained in the Initial Offer Notice, the Trust shall furnish written notice to Holding, within 20 days after its receipt of the Initial Offer Notice, indicating the Trust's irrevocable acceptance of the offer included in the Initial Offer Notice and setting forth the maximum number of shares of Common Stock the Trust agrees to sell to the Third Party (the "Acceptance Notice"). If the Trust does not furnish an Acceptance Notice to Holding in accordance with these provisions by the end of such 20-day period, the Trust shall be deemed to have irrevocably rejected the offer contained in the Initial Offer Notice. All shares of Common Stock set forth in the Acceptance Notice of the Trust together with the shares of Common Stock proposed to be sold by Holding to the Third Party are referred to collectively as "All Offered Shares". Within three days after the date on which the Third Party informs Holding of the total number of shares of Common Stock which such Third Party has agreed to purchase in accordance with the terms specified in the Initial Offer Notice, Holding shall send written notice (the "Final Notice") to the Trust setting forth the number of shares of Common Stock the Trust shall sell to the Third Party as determined in accordance with Section 3.3, which number shall not exceed the maximum number specified by the Trust in its Acceptance Notice. Within five days after the date of the Final Notice (or such shorter period as may reasonably be requested by Holding to facilitate the sale), the Trust shall furnish to Holding (i) a written undertaking to deliver, upon the consummation of the sale of Common Stock to the Third Party as indicated in the Final Notice, the certificates representing the shares of Common Stock held by the Trust which will be transferred pursuant to such Third-Party Offer (such shares shall be referred to herein as the "Included Shares") and (ii) a limited power-of-attorney authorizing Holding to transfer the Included Shares pursuant to the terms of such Third-Party Offer. Each Shareholder shall be required to make representations and warranties in connection with such transfer with respect to its own authority to transfer and its title to the shares of Common Stock transferred. In any such transaction the Company will cooperate with all Shareholders to facilitate the transaction.

               3.3  Allocation of Included Shares.  The maximum number of shares
                    -----------------------------
of Common Stock that may be sold by Holding and the Trust and all other holders of Common Stock who have rights to participate in sales of Common Stock by Holding pursuant to written agreements by and between Holding and any such holder (the "Other Tag-Along Rights Holders") in any sale governed by this
Section 3 shall be (i) All Offered Shares in the event the Third Party has agreed to purchase All Offered Shares and all shares of Common Stock that the Other Tag-Along Rights Holders who have elected to participate in such sale seek to include in such sale or (ii) such number of shares of Common Stock equal to the product of (a) the total number of shares of Common Stock which the Third Party has agreed to purchase times (b) a fraction, the numerator of which is the total number of shares of Common Stock owned by Holding, the Trust or each Other Tag-Along Rights Holder who has elected to participate in such sale, as the case may be, on the date of the Final Notice and the denominator of which is the total number of shares of Common Stock owned on the date of the Final Notice by Holding, the Trust and the Other Tag-Along Rights Holders who have elected to participate in such sale; provided, however, that, in the event Holding, the
                          --------  -------
Trust or any Other Tag-

Along Rights Holder elects to sell a number of shares of Common Stock which is less than the number of shares such holder could sell pursuant to clause (ii) above, the shares of Common Stock that the others of such holders can sell in such transaction shall be increased by an aggregate amount equal to the number of shares which any of Holding, the Trust or any Other Tag-Along Rights Holder could have sold in such transaction but chose not to sell, and any such increase shall be allocated among such other holders on a pro rata basis based upon the total number of shares of Common Stock owned on the date of the Final Notice by such other holders.

               3.4  Consummation.  Holding shall have 180 days from the date of
                    ------------
the Final Notice in which to sell to the Third Party the shares of Common Stock owned by Holding and the Included Shares of the Trust on terms which are not materially less favorable to the sellers of shares of Common Stock than those specified in the applicable Initial Offer Notice; provided, however, that in the
                                                  --------  -------
event there is a decrease in the price to be paid by the Third Party for the shares of Common Stock to be sold from the price set forth in the Initial Offer Notice, which decrease is acceptable to Holding, or other material change in terms which are less favorable to Holding, but which are acceptable to Holding, Holding shall notify the Trust of such decrease or change in terms, and the Trust shall have five business days from the date of receipt of the notice of such decrease or change in terms to reduce the number of shares of Common Stock it will sell to such Third Party as previously indicated in the applicable Acceptance Notice and the number of shares that all other participating Shareholders (including Other Tag-Along Rights Holders) may transfer shall be increased in accordance with the provisions of Section 3.3. Holding shall act as agent for the Trust in connection with such sale and shall cause to be remitted to the Trust the total sales price of the Included Shares of the Trust sold pursuant thereto, which consideration shall be in the same form as the consideration received by Holding and as specified in the applicable Initial Offer Notice, net of the Trust's pro rata portion (based on the number of shares of Common Stock sold) of the reasonable, out-of-pocket expenses (not including any expenses paid or payable to an Affiliate or Associate of Holding) incurred and paid by Holding in connection with such sale. Holding shall furnish, or shall cause to be furnished, such other evidence of the completion and time of completion of such sale and the terms thereof as may be reasonably requested by the Trust including, without limitation, evidence of the expenses incurred by Holding in connection with such sale. If and to the extent that, at the end of 180 days following the date of the Final Notice, Holding has not completed the sale contemplated thereby, Holding shall return to the Trust all certificates representing the Included Shares and all powers-of-attorney which the Trust may have transmitted pursuant to the terms hereof.

               3.5  Termination and Assignment.  The obligations of Holding
                    --------------------------
pursuant to the provisions of this Section 3 shall terminate upon the later to occur of (i) one year after the consummation of an Initial Public Offering or
(ii) at such time as less than 20% of the outstanding Common Stock is held by the Shareholders and their Permitted Transferees (a "Liquidity Event"). A Shareholder's rights under this Section 3 will terminate after the Shareholder has transferred a number of Voting Securities which represents 75% or more of the number of Voting Securities held on the date hereof other than transfers to a Permitted Transferee. The rights granted to the Trust under this Section 3 shall not be assignable except to a Permitted Transferee in accordance with
Section 5.1, provided that the Permitted Transferee executes a written undertaking to be and becomes bound by this Agreement in the same manner and to the same extent as the Trust. The transactions contemplated by Section 7.4 shall not give rise to any rights under this Section 3.

           3A. Transfer of Holding Shares by the FS Entities; Rights of
               --------------------------------------------------------
Inclusion.
---------

               3A.1      Right of Inclusion.  Each of the FS Entities agrees not
                         ------------------
to sell all or any portion of the shares of Holding Common Stock it holds to any Person (individually, a "Third Party" and, collectively, "Third Parties") unless the Trust is given an opportunity to sell to the Third Party such number of shares of Common Stock owned by the Trust as is determined in accordance with
Section 3A.3; provided, however, that the Trust shall have no rights pursuant to
              --------  -------
this Section 3A with respect to sales or other transfers by the FS Entities of Holding Common Stock to any Permitted Transferee of the FS Entities; provided,
                                                                     --------
further, that any such Permitted Transferee of an FS Entity described in clause
-------
(y)(i) of the definition of Permitted Transferee executes a written undertaking to be and becomes bound by this Agreement in the same manner and to the same extent as the transferring party.

               3A.2      Third-Party Offer.  Prior to the consummation of any
                         -----------------
sale of all or any portion of the shares of Holding Common Stock held by any of the FS Entities to a Third Party, such FS Entity shall cause each bona fide offer from such Third Party to purchase such shares from such FS Entity (an "FS Third-Party Offer") to be reduced to writing and shall send written notice of such FS Third-Party Offer (the "FS Initial Offer Notice") to the Trust. Each FS Third-Party Offer shall include an offer to purchase shares of Common Stock from the Trust in the amounts determined in accordance with Section 3A.3, at the same time, at the same price and on the same terms as the sale by the FS Entity to the Third Party, and according to the terms and conditions of this Agreement. The FS Initial Offer Notice shall be accompanied by a true copy of the FS Third-Party Offer. If the Trust desires to accept the offer contained in the FS Initial Offer Notice, the Trust shall furnish written notice to the FS Entities, within 20 days after its receipt of the FS Initial Offer Notice, indicating the Trust's irrevocable acceptance of the offer included in the FS Initial Offer Notice and setting forth the maximum number of shares of Common Stock the Trust agrees to sell to the Third Party (the "FS Acceptance Notice"). If the Trust does not furnish an FS Acceptance Notice to the FS Entities in accordance with these provisions by the end of such 20-day period, the Trust shall be deemed to have irrevocably rejected the offer contained in the FS Initial Offer Notice. All shares of Common Stock set forth in the FS Acceptance Notice of the Trust together with the shares of Holding Common Stock proposed to be sold by the FS Entities to the Third Party are referred to collectively as "All Holding and Company Offered Shares". Within three days after the date on which the Third Party informs the FS Entities of the total number of shares of Holding Common Stock (and Common Stock, in the case of the Trust) which such Third Party has agreed to purchase in accordance with the terms specified in the FS Initial Offer Notice, the FS Entities shall send written notice (the "FS Final Notice") to the Trust setting forth the number of shares of Common Stock the Trust shall sell to the Third Party as determined in accordance with Section 3A.3, which number shall not exceed the maximum number specified by the Trust in its FS Acceptance Notice. Within five days after the date of the FS Final Notice (or such shorter period as may reasonably be requested by the FS Entities to facilitate the sale), the Trust shall furnish to the FS Entities (i) a written undertaking to deliver, upon the consummation of the sale of Holding Common Stock to the Third Party as indicated in the FS Final Notice, the certificates representing the shares of Common Stock held by the Trust which will be transferred pursuant to such FS Third-Party Offer (such shares shall be referred to herein as the "Trust Included Shares") and (ii) a limited power-of-attorney authorizing the FS Entities to transfer the Trust Included Shares pursuant to the terms of such FS Third-Party Offer. Each of the FS Entities and the Trust shall be required to make representations and warranties in connection with such transfer with respect to its own authority to transfer and its title to the shares of Holding Common Stock (or Common Stock, in the case of the Trust) transferred. In any such transaction Holding will cooperate with the FS Entities and the Trust to facilitate the transaction.

                   3A.3  Allocation of Included Shares.  The maximum number of
                         -----------------------------
shares of Holding Common Stock and Common Stock, as the case may be, that may be sold by the FS Entities and the Trust and all other holders of Holding Common Stock or Common Stock who have rights to participate in sales of Holding Common Stock by the FS Entities pursuant to written agreements by and between the FS Entities and any such holder (the "Other FS Tag-Along Rights Holders") in any sale governed by this Section 3A shall be (i) All Holding and Company Offered Shares in the event the Third Party has agreed to purchase All Holding and Company Offered Shares and all shares of Holding Common Stock or Common Stock, as the case may be, that the Other FS Tag-Along Rights Holders who have elected to participate in such sale seek to include in such sale or (ii) such number of shares of Holding Common Stock and Common Stock, as the case may be, equal to the product of (A) the total number of shares of Holding Common Stock and Common Stock which the Third Party has agreed to purchase times (B) a fraction, the numerator of which is the total number of shares of Holding Common Stock and/or Common Stock owned by the FS Entities, the Trust, or each Other FS Tag-Along Rights Holder who has elected to participate in such sale, as the case may be, specified in the FS Final Notice on the date of the FS Final Notice and the denominator of which is the total number of shares of Holding Common Stock and Common Stock owned on the date of the FS Final Notice by the FS Entities, the Trust and the Other FS Tag-Along Rights Holders who have elected to participate in such sale provided, however, that, in the event the FS Entities, the Trust or
             --------  -------
any Other FS Tag-Along Rights Holder elects to sell a number of shares of Holding Common Stock or Common Stock which is less than the number of shares such holder could sell pursuant to clause (ii) above, the shares of Holding Common Stock and Common Stock that the others of such holders can sell in such transaction shall be increased by an aggregate amount equal to the number of shares which any of the FS Entities, the Trust or any Other FS Tag-Along Rights Holder could have sold in such transaction but chose not to sell, and any such increase shall be allocated among such other holders on a pro rata basis based upon the total number of shares of Holding Common Stock and Common Stock owned on the date of the FS Final Notice by such other holders.

                   3A.4  Consummation.  The FS Entities shall have 180 days from
                         ------------
the date of the FS Final Notice in which to sell to the Third Party the shares of Holding Common Stock owned by the FS Entities and the Trust Included Shares on terms which are not materially less favorable to the sellers of shares of Holding Common Stock or Common Stock, as the case may be, than those specified in the applicable Initial Offer Notice; provided, however, that in the event
                                        --------  -------
there is a decrease in the price to be paid by the Third Party for the shares of Holding Common Stock and Common

Stock to be sold from the price set forth in the FS Initial Offer Notice, which decrease is acceptable to the FS Entities, or other material change in terms which are less favorable to the FS Entities, but which are acceptable to the FS Entities, the FS Entities shall notify the Trust of such decrease or change in terms, and the Trust shall have five business days from the date of receipt of the notice of such decrease or change in terms to reduce the number of shares of Common Stock it will sell to such Third Party as previously indicated in the applicable FS Acceptance Notice and the number of shares that all other participating shareholders (including Other FS Tag-Along Rights Holders) may transfer shall be increased in accordance with the provisions of Section 3A.3. The FS Entities shall act as agent for the Trust in connection with such sale and shall cause to be remitted to the Trust the total sales price of the Trust Included Shares sold pursuant thereto, which consideration shall be in the same form as the consideration received by the FS Entities and as specified in the applicable FS Initial Offer Notice, net of the Trust's pro rata portion (based on the total value of the consideration received by the Trust compared to the aggregate consideration received by all shareholders in the transaction) of the reasonable, out-of-pocket expenses (not including any expenses paid or payable to an Affiliate or Associate of the FS Entities) incurred and paid by the FS Entities in connection with such sale. The FS Entities shall furnish, or shall cause to be furnished, such other evidence of the completion and time of completion of such sale and the terms thereof as may be reasonably requested by the Trust including, without limitation, evidence of the expenses incurred by the FS Entities in connection with such sale. If and to the extent that, at the end of 180 days following the date of the FS Final Notice, the FS Entities have not completed the sale contemplated thereby, the FS Entities shall return to the Trust all certificates representing the Trust Included Shares and all powers-of-attorney which the Trust may have transmitted pursuant to the terms hereof.

               3A.5  Termination and Assignment.  The obligations of the FS
                     --------------------------
Entities pursuant to the provisions of this Section 3A shall terminate upon the later to occur of (i) one year after the consummation of an Initial Public Offering or (ii) at such time as less than 20% of the outstanding Holding Common Stock is held by the FS Entities and the Trust and their Permitted Transferees, assuming for the purpose of such calculation that the shares of Common Stock held by the Trust are shares of Holding Common Stock held by the Trust (a "Holding Liquidity Event"). The Trust's rights under this Section 3A will terminate after the Trust has transferred a number of Voting Securities which represents 75% or more of the number of Voting Securities held on the date hereof other than transfers to a Permitted Transferee. The rights granted to the Trust under this Section 3A shall not be assignable except to a Permitted Transferee in accordance with Section 5.1, provided that the Permitted Transferee executes a written undertaking to be and becomes bound by this Agreement in the same manner and to the same extent as the Trust. The transactions contemplated by Section 7.4 shall not give rise to any rights under this Section 3A.


           4.  Obligation to Sell Securities.
               -----------------------------

               4.1  Sale Obligation.  If Holding finds a buyer or transferee
                    ---------------
(other than a Permitted Transferee) for all of the shares of Common Stock held by Holding (whether such sale is by way of purchase, merger or other form of transaction), upon the request of Holding, the Trust shall sell or transfer all or any portion of the Securities beneficially owned by the Trust to such third-party buyer on the same terms and conditions applicable to Holding, provided, however, that if the buyer is a party other than a company whose common stock is publicly traded, the Trust shall not be required to accept consideration other than cash, provided, further, that if the buyer's common stock is publicly traded, the Trust shall not be obligated to accept consideration other than cash and/or capital stock of the buyer. Subject to the first sentence of this Section 4.1, all holders of each class of Securities shall receive the same form and amount of consideration for such Securities. Any Security that is convertible into Common Stock shall be purchased on an "as converted" basis. Any series of preferred stock that is not convertible into Common Stock shall be purchased for its stated liquidation preference plus accrued and unpaid dividends. Any debt Security which is not convertible into Common Stock shall be purchased at its outstanding principal amount plus accrued and unpaid interest, plus any prepayment or redemption premium set forth in the instruments governing such Security. The exercise price (if any) of a Security shall be deducted from the consideration to be received; provided however that if the exercise price of such Security is greater than the consideration to be received, such Security shall be canceled without any payment to its holder. The Trust agrees to such sale and to execute such agreements, powers of attorney, voting proxies or other documents and instruments as may be necessary to consummate such sale; provided that no Shareholder or Permitted Transferee shall be obligated to make any representations and warranties with respect to such sale other than with respect to its own authority to transfer, no conflicts with other agreements and its title to the Securities transferred, provided, further, that if a Shareholder or Permitted Transferee elects to make other representations and warranties, it shall not obligate any other Shareholder or Permitted Transferee to do so. The Shareholders and their Permitted Transferees shall have no obligation to indemnify a buyer with respect to representations and warranties regarding the Company, provided, that if a Shareholder or Permitted Transferee elects to indemnify a buyer, it shall not obligate any other Shareholder or Permitted Transferee to do so. The Trust further agrees to timely take such other actions as Holding may reasonably request to enforce its obligation to sell its Securities, and otherwise as necessary in connection with the approval of the consummation of such sale, including voting all Securities in favor of such sale and waiving any appraisal or dissenters rights. Each Shareholder shall pay its pro rata portion (based on the total value of the consideration received by such Shareholder compared to the aggregate consideration received by all Shareholders in the transaction without giving effect to any deduction of exercise price of a Security) of the reasonable out-of-pocket expenses (not including any expenses paid or payable to an Affiliate or Associate of Holding) incurred and paid by Holding in connection with a sale consummated pursuant to this Section 4.1.

               4.2  Termination and Assignment.  The obligations of the Trust
                    --------------------------
pursuant to Section 4.1 shall be binding on any transferee of Securities held by the Trust, other than transferees in a Public Market Sale, and the Trust shall obtain and deliver to Holding a written commitment to be bound by such provisions from each such transferee prior to any transfer. The rights of Holding under Section 4.1 shall not be assignable except to a Permitted Transferee or to a purchaser of more than 50% of the Shares of Common Stock then held by Holding (a "50% Transferee") and its Permitted Transferees (considered collectively) and shall terminate in the event that Holding, such Permitted Transferees and 50% Transferees (considered collectively) hold a number of shares of

Common Stock which represents less than 20% of the total number of shares of Common Stock outstanding at any time.

               4.3  FS Sale Obligation.  If the FS Entities find a buyer or
                    ------------------
transferee (other than a Permitted Transferee) for all of the shares of Holding Common Stock held by the FS Entities (whether such sale is by way of purchase, merger or other form of transaction), upon the request of the FS Entities, the Trust shall sell or transfer all or any portion of the Securities beneficially owned by the Trust to such third-party buyer on the same terms and conditions applicable to the FS Entities, provided, however, that if the buyer is a party other than a company whose common stock is publicly traded, the Trust shall not be required to accept consideration other than cash, provided, further, that if the buyer's common stock is publicly traded, the Trust shall not be obligated to accept consideration other than cash and/or capital stock of the buyer. Subject to the first sentence of this Section 4.3, all holders of each class of Securities shall receive the same form and amount of consideration for such Securities, and shares of Holding Common Stock and Common Stock shall receive the same form and amount of consideration per share. Any Security that is convertible into Holding Common Stock or Common Stock shall be purchased on an "as converted" basis. Any series of preferred stock that is not convertible into Holding Common Stock or Common Stock shall be purchased for its stated liquidation preference plus accrued and unpaid dividends. Any debt Security which is not convertible into Holding Common Stock or Common Stock shall be purchased at its outstanding principal amount plus accrued and unpaid interest, plus any prepayment or redemption premium set forth in the instruments governing such Security. The exercise price (if any) of a Security shall be deducted from the consideration to be received; provided however that if the exercise price of such Security is greater than the consideration to be received, such Security shall be canceled without any payment to its holder. The Trust agrees to such sale and to execute such agreements, powers of attorney, voting proxies or other documents and instruments as may be necessary to consummate such sale; provided that no Shareholder, FS Entity or Permitted Transferee shall be obligated to make any representations and warranties with respect to such sale other than with respect to its own authority to transfer, no conflicts with other agreements and its title to the Securities transferred, provided, further, that if a Shareholder or FS Entity or a Permitted Transferee elects to make other representations and warranties, it shall not obligate any other Shareholder, FS Entity or Permitted Transferee to do so. The Shareholders, the FS Entities and their Permitted Transferees shall have no obligation to indemnify a buyer with respect to representations and warranties regarding the Company or Holding, provided, that if a Shareholder or FS Entity or a Permitted Transferee elects to indemnify a buyer, it shall not obligate any other Shareholder, FS Entity or Permitted Transferee to do so. The Trust further agrees to timely take such other actions as the FS Entities may reasonably request to enforce its obligation to sell its Securities, and otherwise as necessary in connection with the approval of the consummation of such sale, including voting all Securities in favor of such sale and waiving any appraisal or dissenters rights. Each of the FS Entities and the Trust shall pay its pro rata portion (based on the total value of the consideration received by such party compared to the aggregate consideration received by all parties in the transaction without giving effect to any deduction of exercise price of a Security) of the reasonable out-of-pocket expenses (not including any expenses paid or payable to an Affiliate or Associate of the FS Entities) incurred and paid by the FS Entities in connection with a sale consummated pursuant to this Section 4.3.

               4.4  Termination and Assignment.  The obligations of the Trust
                    --------------------------
pursuant to Section 4.3 shall be binding on any transferee of Securities held by the Trust, other than transferees in a Public Market Sale, and the Trust shall obtain and deliver to the FS Entities a written commitment to be bound by such provisions from each such transferee prior to any transfer. The rights of the FS Entities under Section 4.3 shall not be assignable except to a Permitted Transferee or to a purchaser of more than 50% of the Shares of Holding Common Stock then held by the FS Entities (an "FS 50% Transferee") and their Permitted Transferees (considered collectively) and shall terminate in the event that the FS Entities, such Permitted Transferees and FS 50% Transferees (considered collectively) hold a number of shares of Holding Common Stock which represents less than 25% of the total number of shares of Holding Common Stock outstanding at any time.


           5.  Restrictions on Transfers of Securities; Right of First Offer.
               -------------------------------------------------------------

               5.1  Transfer Restrictions.  (A) A Shareholder shall not (i)
                    ---------------------
pledge, hypothecate or encumber any Securities; (ii) sell, assign, transfer, or otherwise dispose of or convey or distribute to its beneficiaries (in the case of the Trust) ("Transfer") any Securities, or any right, title or interest therein, except in compliance with the Securities Act and all applicable state securities laws or (iii) Transfer any Securities, or any right, title or interest therein except for sales of Securities expressly permitted by and in compliance with this Agreement, including (without limitation) Section 5.2; provided that the Trust may not Transfer any Securities, or any right, title or interest therein, until April 7, 2000 (the "Transfer Restriction Period"), except to a Permitted Transferee, provided further, however, that following the Transfer Restriction Period the Trust may Transfer Securities, and/or its right, title or interest therein, to any party subject to compliance with Section 5.2 and the other terms and conditions of this Agreement. At any time, the Trust may Transfer Securities with the consent of Holding, which Holding may withhold in its sole discretion. At any time, the Trust may Transfer Securities with the consent of Holding, which Holding may withhold in its sole discretion. Any attempt to Transfer, pledge, hypothecate or encumber Securities, or any right, title or interest therein, not in compliance with this Agreement shall be null and void, and the Company shall not give effect to any such attempted transaction or Transfer. Any Securities Transferred pursuant to the terms and requirements of this Agreement shall be Transferred free and clear of all mortgages, liens, pledges, charges and security interests or encumbrances, or any obligations or liabilities in connection therewith, except as expressly provided otherwise in this Agreement. Each Shareholder, on the execution and delivery of this Agreement, agrees that such Shareholder will not Transfer any Securities (other than to a Permitted Transferee) prior to delivery to the Company of an opinion of counsel in form and substance satisfactory to the Company with respect to compliance with the Securities Act, or until a registration statement with respect to such Securities under the Securities Act has become effective. Except to the extent set forth below, all transferees of Securities will be bound by this Agreement in the same manner and to the same extent as the transferor and prior to any Transfer must deliver to the Company and the Shareholders a written undertaking to be and become so bound. A transferee of shares from the FS Entities described in clause (ii) of the definition of Permitted Transferee who receives such shares in connection with a partnership distribution thereof by the FS Entities shall not be bound by this Agreement. Upon completion of any

Transfer in compliance with this Agreement, the transferee shall become a Shareholder and entitled to the rights hereunder which may be duly and validly assigned to such transferee. The Trust at any time may transfer Securities to a Permitted Transferee provided that (i) such transferee executes and delivers to the Company and Holding a written undertaking to be and becomes bound by this Agreement in the same manner and to the same extent as the transferring Shareholder and an irrevocable power of attorney held by Helen Lovaas and one other person authorizing and requiring the attorneys-in-fact to perform the drag along obligation of the Permitted Transferee under Section 4 and to act as the Permitted Transferee's agent for the purpose of complying with such Permitted Transferee's obligations of first offer under Section 5.2 and, at Holding's election and expense, also delivers a legal opinion reasonably satisfactory to Holding that such undertaking is binding and enforceable; (ii) the Trust consults Holding to discuss the possible impact of a proposed transfer on the recapitalization treatment of the transactions contemplated by the Merger Agreement; (iii) Securities may not be transferred directly or indirectly by the Trust to more than five Charitable Organizations during the Transfer Restriction Period and the three-year period thereafter (or, if sooner, until the Initial Public Offering) or a total of 10 such Organizations prior to the Initial Public Offering; and (iv) a Permitted Transferee that is a Family Member or trust for the benefit of Family Members, a foundation, trust partnership or limited liability company controlled by the Trust or Helen Lovaas, or a Charitable Organization or foundation or trust not controlled by the Trust or Helen Lovaas shall be entitled to Transfer Securities it holds following the Transfer Restriction Period to the same extent as the Trust is entitled to Transfer such Securities, subject to Section 5.2. Except as permitted in this Section 5.1, a Permitted Transferee of the Trust may not subsequently transfer the Securities, except transfers of Securities back to the transferring Shareholder. Any Shareholder or Permitted Transferee shall, if requested by the underwriter in the Company's Initial Public Offering, execute and deliver a customary lockup agreement under which such Shareholder or Permitted Transferee will agree not to sell any Securities until six months after the consummation of the Initial Public Offering.

               5.2  Right of First Offer.  The Trust hereby agrees not to
                    --------------------
Transfer any of the Securities held by it to any Person (other than a Permitted Transferee) unless Holding (or its designee) is given the right to acquire such Securities pursuant to the provisions of this Section 5.2. If the Trust receives an offer from any Person to acquire any Securities, or decides to solicit or cause to be solicited a proposal or proposals to acquire Securities, the Trust (the "Offering Shareholder") shall first give Holding (the "Offeree"), written notice (the "Shareholder Notice") of such intention, which notice shall include a term sheet stating, among other material terms, the minimum cash sales price (the "Target Price") that the Offering Shareholder would entertain for the Securities to be sold (the "Offered Securities"). The Offeree shall have the right for a period of 15 days following the delivery of the Shareholder Notice (the "Acceptance Period") to accept the offer to purchase all but not less than all of the Offered Securities at the Target Price and upon the other terms provided with the Shareholder Notice; provided that all and not less than all of the Offered Securities are purchased. The Offeree (or its designee) shall exercise its rights under this Section 5.2 by delivering to the Offering Shareholder written notice of its election prior to 5:00 p.m. Los Angeles time on the final day of the Acceptance Period. If the Offeree (or its designee) exercises its rights under this Section 5.2, the sale of such Securities shall be consummated within 30 days of the final day of the

Acceptance Period (the "Purchase Period"). If the Offeree does not elect to purchase such Securities on such terms or fails to consummate a purchase of such Securities within the Purchase Period, the Offering Shareholder shall have the right to consummate the sale of such Securities for a sales price equal to or greater than the Target Price and on terms not materially more favorable to the purchaser than specified in the Shareholder Notice for a period of 90 days (the "Consummation Period") after the expiration of the Acceptance Period or, if applicable, the Purchase Period. If the Offering Shareholder does not complete such sale, transfer or conveyance within the Consummation Period, the Offering Shareholder shall not have the right to sell, transfer or convey any of such Securities without again complying with this Section 5.2. In the event the Offering Shareholder intends to sell Securities for consideration other than cash, the Offering Shareholder shall notify the Offeree of the terms of such non-cash consideration. The Offeree may elect within ten days of such notice to have the fair market value of such non-cash consideration determined, with the parties jointly selecting an investment banking firm to resolve any dispute regarding the fair market value of such non-cash consideration; in the absence of agreement on such firm, Goldman, Sachs & Co. shall determine such fair market value. If the sum of the fair market value of the non-cash consideration and the cash consideration (in the case of a sale that is partially for cash) is less than the cash price offered to the Offeree pursuant to this Section 5.2, the Offeree (or its designee) may, within 10 days of the determination of the fair market value of the non-cash consideration, elect to purchase the Securities proposed to be sold for a lump sum cash amount equal to the sum of (i) the fair market value of the non-cash consideration and (ii) the cash consideration, if any. Such purchase must be consummated within 20 days of the determination of fair market value. If the Offering Shareholder receives a written offer for such Securities at any time during the Consummation Period which is acceptable to the Offering Shareholder but is less than the Target Price or is upon terms materially less favorable to the Offering Shareholder than the terms provided to the Offeree in the Shareholder Notice (the "Below Target Price Offer"), the Offering Shareholder shall promptly deliver a copy of such written offer to the Offeree (or its designee). During the 15-day period following delivery of such written offer, the Offeree shall have the right to accept the offer to purchase the Securities offered on the terms reflected in such written offer. The Offeree (or its designee) shall, if it so desires, exercise such right by delivery to the Offering Shareholder written notice of its election to purchase all but not less than all of the Offered Securities prior to 5:00 p.m. Los Angeles time on the final day of such additional 15 day period and the sale of such Securities shall be consummated within 30 days of the delivery of such written notice. If the Offeree (or its designee) does not elect to accept the offer to purchase the Offered Securities on such terms or fails to consummate the purchase of the Offered Securities within 30 days of the date of the Offerees' acceptance of the Below Target Price Offer, the Offering Shareholder shall have 90 days to consummate the sale of the Offered Securities at a price and upon terms that are not materially less favorable to the Offering Shareholder than the price and terms specified in the written offer delivered to the Offeree. In the event a Below Target Price Offer involves any non-cash consideration, the procedures for valuing such non-cash consideration set forth above in this Section 5.2 shall be utilized to determine the fair market value of such non-cash consideration.

          5.3       Termination and Assignment.  The obligations of a
                    --------------------------
Shareholder pursuant to this Section 5 shall terminate upon an Initial Public Offering. The rights granted to

Holding under this Section 5 shall be assignable to its Permitted Transferees or any designee(s); provided, that such Permitted Transferees or designees execute and deliver to the Company and the Trust an irrevocable power of attorney held by Holding authorizing and requiring the attorney-in-fact to act as agent for the purpose of exercising such Permitted Transferee's or designee's rights under
Section 5. Any transferee of Securities from a Shareholder other than a purchaser of shares from a Shareholder after the Shareholder has duly complied with its obligations under this Section 5 with respect to such sale, shall be bound by the provisions of this Section 5 and such Shareholder shall obtain and deliver to each other Shareholder a written commitment to be bound by such provisions from each such transferee prior to any transfer.

           6.  Representation on the Board of Directors.
               ----------------------------------------

               6.1  The Board.  Subject to the terms and conditions of this
                    ---------
Section 6, at each annual or special meeting of shareholders of Holding or in any written consent executed in lieu of a shareholder meeting, at or pursuant to which persons are being elected to fill positions on the Board of Directors of Holding, the FS Entities agree to exercise, or cause to be exercised, voting rights with respect to the shares of Voting Securities of Holding then held of record or beneficially owned by them, in such a manner that Helen Lovaas shall be elected to the Board of Directors of Holding. Subject to the terms and conditions of this Section 6, at each annual or special meeting of shareholders of the Company, or in any written consent executed in lieu of a shareholder meeting, at or pursuant to which persons are being elected to fulfill positions on the Board, Holding and the Trust agree to exercise, or cause to be exercised, voting rights with respect to the shares of Voting Securities then held of record or beneficially owned by them, in such manner that Helen Lovaas shall be elected to the Board and all other nominees proposed for election by Holding to the Board shall be elected. If necessary, the Boards of the Company and Holding shall elect such additional independent members, if any, as may be required under applicable law or stock exchange requirements or by the National Association of Securities Dealers or underwriters in connection with the Initial Public Offering, and Holding and the Trust shall each take all actions necessary in connection therewith.

               If at any time from and after the date hereof, Holding shall give notice of its desire to remove any director previously nominated by it to serve on the Board, Holding and the Trust agree to exercise or cause to be exercised voting rights with respect to all shares of Voting Securities held of record or beneficially owned by it or them so as to remove such director of the Company. If at any time from and after the date hereof, any director previously nominated by Holding to serve on the Board ceases to be a director (whether by reason of death, resignation, removal or otherwise), Holding shall be entitled to nominate a successor director to fill the vacancy created thereby, and Holding and the Trust agree to exercise voting rights with respect to the shares of Voting Securities held of record or beneficially owned by them so as to elect such nominee as a director of the Company.

               6.2  Termination and Assignment.  Holding's rights contained in
                    --------------------------
this Section 6 shall terminate upon the occurrence of a Liquidity Event or a Holding Liquidity Event or upon the sale by Holding or its Permitted Transferees of more than 50% of its Initial Shares to transferees (other than Permitted Transferees) and shall not be assignable other than to Permitted Transferees. Helen Lovaas' rights under Section 6.1 shall terminate if the Trust and its Permitted Transferees own less then 5% of the issued and outstanding shares of Common Stock, and shall likewise terminate on the death of Helen Lovaas.

           7.  Other Agreements.
               ----------------

               7.1  Capitalization.  Subject to Sections 7.3 and 7.4, Holding
                    --------------
agrees that the number of outstanding shares of Holding Common Stock will at all times equal the number of outstanding shares of Common Stock. Holding further agrees that the number of shares of Holding Preferred Stock will equal the number of outstanding shares of Preferred Stock, provided that these numbers may differ to the extent that Holding declares and pays dividends on the Holding Preferred Stock in additional shares and the Company does not declare and pay dividends on its Preferred Stock in additional shares and to the extent that the Holding Preferred Stock is exchanged for shares of Exchangeable Preferred Stock. Upon Holding's determination to exchange the Holding Preferred Stock for Exchangeable Preferred Stock, as provided under the terms of the Holding Preferred Stock, the Company shall issue such Exchangeable Preferred Stock in accordance with Holding's request and shall reserve 600,000 shares of preferred stock to effect such exchange and issuance.

               7.2  Business Activities of Holding.  Holding will not engage in
                    ------------------------------
any business other than its ownership of Securities and activities incidental thereto.

               7.3  Employee Stock Matters.  (i)  The Company may issue
                    ----------------------
Securities to Employees, pursuant to employee benefit plans approved by the Board. In addition, Holding may issue shares of its capital stock to Employees pursuant to employee benefit plans approved by its board of directors.

                    (ii) Upon contribution to the Company by Holding, of cash and Employee Equity Interests (as defined below) delivered by Employees in connection with the purchase of capital stock of Holding by such Employees, the Company shall issue to Holding, a number of Shares equal to the number of shares of capital stock of Holding so purchased.

                    (iii) Subject to clause (iv) below, at the request of Holding, the Company shall distribute funds to Holding, in order to permit Holding to repurchase its capital stock from Employees upon termination of service, or pursuant to a right of first refusal with respect to capital stock of Holding held by such Employees, and shall also distribute to Holding, upon request, any related promissory note, pledge agreement and certificates for shares of capital stock (collectively, the "Employee Equity Interest"), as necessary to permit Holding to repurchase such capital stock. The Company shall also distribute the Employee Equity Interests as necessary in connection with an Initial Public Offering.

                    (iv) Immediately upon any distribution referred to in clause (iii) (other than a distribution of Employee Equity Interests in connection with an Initial Public Offering) to Holding, the Company shall retire a number of shares of capital stock of the Company held by

Holding equal to the number of shares of capital stock of Holding repurchased with the funds so distributed.

               7.4  Liquidation.  Upon the approval of the Company's Board of
                    -----------
Directors to effect an Initial Public Offering, the Company and the Shareholders agree as follows: (i) Holding will transfer to the Company each share of Common Stock it holds in exchange for a new share of Common Stock, (ii) Holding shall either (A) cause the Company to redeem a number of shares of Preferred Stock held by Holding having an aggregate liquidation preference equal to the outstanding Holding Preferred Stock, and thereafter redeem the outstanding shares of Holding Preferred Stock or (B) cause the Company to issue to Holding in redemption thereof the Securities provided in the terms of the Holding Preferred Stock in an aggregate principal amount or having an aggregate liquidation preference, as the case may be, equal to the aggregate liquidation preference of the Holding Preferred Stock and thereafter exchange the outstanding shares of Holding Preferred Stock for such Securities, and (iii) Holding will liquidate and distribute a share of Common Stock in respect of each share of Holding Common Stock. This Agreement will continue in full force and effect and the rights and obligations of Holding under this Agreement will enure to the benefit of and will bind the FS Entities upon Holdings' liquidation and the other parties hereto will execute an amendment to this Agreement, in form and substance satisfactory to the FS Entities, to confirm the foregoing.

               7.5  Registration Rights.  Upon the consummation of an Initial
                    -------------------
Public Offering, the Company will grant registration rights to the FS Entities and the Trust and commencing six months after the Initial Public Offering, three demand registration to the FS Entities and its affiliates and one demand registration to the Trust and its Permitted Transferees in substantially the form of Exhibit A hereto. If necessary, shares of Common Stock held by
        ---------
employees, directors or consultants of the Company will be registered on a Form S-8 Registration Statement.

               7.6  Further Action.  All parties hereto agree to take all such
                    --------------
actions, including voting, as may be necessary to give effect to transactions undertaken in accordance with this Section 7 and to execute such agreements, powers of attorney, consents or waivers of appraisal or dissenters rights, or other documents or instruments as may be necessary in connection with any such transactions. Subject to the provisions of this Section 7, all parties hereto shall use all reasonable efforts to take, or cause to be taken, all actions and to do or cause to be done, all things necessary (including without limitation, in connection with obtaining any requisite approval) to expeditiously consummate any transaction undertaken in accordance with this Section 7.

          8.   Copy of Agreement.  A copy of this Agreement and all amendments
               -----------------
hereto shall be filed with the Secretary of Company and shall be kept at the principal executive offices of Company.

          9.   Governing Law.  This Agreement shall be governed by and construed
               -------------
and enforced in accordance with the laws of the State of California without regard to the conflicts of laws rules thereof.

          10.  Representations and Warranties.  Each Shareholder represents and
               ------------------------------
warrants (a) that such Shareholder has full power, capacity, right and authority, and any requisite approvals or consents to enter into and perform this Agreement; (b) that this Agreement and the performance of its obligations hereunder (i) will not violate any other agreement or organizational document of such Shareholder and (ii) have been duly authorized, and that this Agreement has been duly executed and delivered by such Shareholder and is a valid and binding agreement, enforceable against such Shareholder in accordance with its terms;
(c) that such Shareholder owns beneficially and of record the shares of Common Stock and Preferred Stock and the rights, options or warrants to purchase any capital stock of the Company set forth opposite its name under the definition of "Initial Shares" free and clear of any lien, claim, charge, option, security interest, restriction or encumbrance, and (d) that such Shareholder does not own beneficially or of record any other securities or rights, options or warrants to purchase any securities of the Company. The Trust further represents and warrants that it is a trust duly organized, validly existing and in good standing under the laws of the State of California. During the lifetime of Helen Lovaas, the sole Trust beneficiary will be Helen Lovaas, and upon her death, the transferees of the Securities held by the Trust will only be Permitted Transferees.

          11.  Amendment and Waiver; Successors.  This Agreement may be amended,
               --------------------------------
modified or supplemented, and compliance with any provision hereof may be waived, only with the written consent of those shareholders then holding a majority of the shares of Voting Securities now held by Holding and those shareholders then holding a majority of the shares of Voting Securities now held by the Trust, and any amendment, modification, supplement or waiver so consented to in writing shall be binding upon the parties hereto and their successors and permitted transferees and assigns. This Agreement shall be binding on the parties hereto and, their successors, transferees, assigns, heirs and personal representatives; provided however, that unless expressly permitted herein, this Agreement under the rights granted hereunder shall not be assignable without the written consent of all of the parties hereto, which consent may be withheld in each such party's sole discretion. This Agreement shall apply to all Securities now owned or hereafter acquired by any Shareholder and the term "Securities" includes any securities into which such Securities may hereafter be changed.

          12.  Interpretation.  The headings of the Sections contained in this
               --------------
Agreement are solely for the purpose of reference, are not part of the agreement of the parties and shall not affect the meaning or interpretation of this Agreement.

          13.  Notices.  All notices and other communications provided for or
               -------
permitted hereunder shall be in writing and shall be deemed to have been duly given if delivered personally or delivered by telecopier, on the date of such delivery or transmission, or three (3) days after deposit in the mail, by registered or certified mail (return receipt requested) postage prepaid (i) if to Company, at the address or telecopier number set forth in the Merger Agreement, (ii) if to Holding, care of Freeman Spogli & Co. Incorporated, 11100 Santa Monica Boulevard, Suite 1900, Los Angeles, California 90025, Attention:
William M. Wardlaw, telecopier: (310) 444-1870, (iii) if to the Trust c/o Helen Lovaas, 40 Via Largo, Bonsall, CA 92003, with a copy to Gerard J. Kenny, Gibson, Dunn & Crutcher LLP, 4 Park Plaza, Suite 1700, Irvine, CA 92614-8557 (or at such other address or telecopier number for any party as shall be specified by like notice provided that notices of a change of address or telecopier number shall be effective only upon receipt thereof).

          14.  Legends.  All certificates evidencing Securities which are issued
               -------
to any of Shareholders shall be legended as follows (in addition to any other legend required to be placed thereon):

               "THE SECURITIES EVIDENCED BY THIS CERTIFICATE ARE SUBJECT TO CERTAIN RESTRICTIONS AND OBLIGATIONS WITH RESPECT TO THE TRANSFER, PLEDGE, HYPOTHECATION AND VOTING THEREOF AS SET FORTH IN THAT CERTAIN SHAREHOLDERS AGREEMENT DATED AS OF APRIL 7, 1998, WHICH MAY BE REVIEWED AT THE PRINCIPAL PLACE OF BUSINESS OF THE CORPORATION AND A COPY OF WHICH MAY BE OBTAINED FROM THE CORPORATION WITHOUT CHARGE UPON WRITTEN REQUEST THEREFOR."

          15.  Further Assurances.  The Shareholders shall exercise, or cause to
               ------------------
be exercised, voting rights with respect to Voting Securities held of record or beneficially owned by them in a manner so that, and shall otherwise take any necessary actions in order that, the covenants and understandings of the parties set forth in this Agreement shall be implemented. Each party hereto agrees to perform any further acts and execute and deliver any documents which may be reasonably necessary to carry out the intent of this Agreement and to make appropriate changes to the procedures set forth herein to implement such rights to the extent necessary to conform to the California Corporations Code or other applicable law. Each party hereto further agrees not to take any action violating the intent and purpose of this Agreement. The Company covenants and agrees that it will act in good faith to preserve for each of the Shareholders the benefits of this Agreement and that it will take no voluntary action to impair the benefit hereof or to avoid or seek to avoid the observance or performance of any of the terms to be observed or performed hereunder or to deny to any of the Shareholders any of the benefits or protections contemplated hereby.

          16.  Injunctive Relief; Disputes.  It is acknowledged that it will be
               ---------------------------
impossible to measure in money the damages that would be suffered if the parties hereto fail to comply with any of the obligations herein imposed on them and that, in the event of any such failure, an aggrieved party hereto will be irreparably damaged and will not have an adequate remedy at law. Any such party shall, therefore, be entitled to injunctive relief, including specific performance, to enforce such obligations, and if any action should be brought in equity to enforce any of the provisions of this Agreement, none of the parties hereto shall raise the defense that there is an adequate remedy at law. In the event of any dispute among the parties arising out of this Agreement, the prevailing party shall be entitled to recover from the non-prevailing party the reasonable expenses of the prevailing party, including, without limitation, reasonable attorneys' fees.

          17.  Severability.  If any term or other provision of this Agreement
               ------------
is invalid, illegal or incapable of being enforced by any rule of law or public policy, all other conditions and provisions of this Agreement shall nevertheless remain in full force and effect to the maximum extent permitted by applicable law. Upon such determination that any term or other provision is invalid, illegal or incapable of being enforced, the parties hereto shall negotiate in good faith to modify this Agreement so as to effect the original intent of the parties as closely as possible in a mutually acceptable manner in order that this Agreement be enforced as originally contemplated to the greatest extent possible.

          18.  Entire Agreement.  This Agreement, together with the Company's
               ----------------
Articles of Incorporation and Bylaws as in effect on the date hereof constitute the entire agreement and understanding among the parties pertaining to the subject matter hereof and supersede any and all prior agreements, whether written or oral, relating hereto.

          19.  Counterparts.  This Agreement may be executed in two or more
               ------------
counterparts, each of which shall be deemed an original but all of which shall constitute one and the same instrument.

          IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

                              HUDSON RESPIRATORY CARE INC.


                              By:  /s/ Richard W. Johansen
                                 -------------------------
                              Title:  President and Chief Executive Officer
                                    ---------------------------------------



                              By:  /s/ Jay R. Ogram
                                 ------------------
                              Title:  Chief Financial Officer
                                    -------------------------


                              RIVER HOLDING CORP.


                              By:  /s/ Charles P. Rullman
                                 ------------------------
                              Title:  President
                                    -----------


                              By:  /s/ Sanjay K. Morey
                                 ---------------------
                              Title:  Assistant Secretary
                                    ---------------------


                              THE HELEN LOVAAS SEPARATE PROPERTY TRUST U/D/T JULY 17, 1997



                              By:  /s/ Helen Hudson Lovaas
                                 --------------------------


                              By:
                                 ---------------------------

                              FS EQUITY PARTNERS III, L.P., a Delaware limited partnership

                              By:   FS Capital Partners L.P.
                                    Its:  General Partner

                                    By:  FS Holdings, Inc.
                                         Its:   General Partner

                                         By:   /s/ Charles P. Rullman
                                               ----------------------
                                               Name:  Charles P. Rullman
                                               Title:

                              FS EQUITY PARTNERS INTERNATIONAL, L.P., a Delaware limited partnership

                              By:   FS & Co. International, L.P.
                                    Its:  General Partner

                                    By:  FS International Holdings Limited
                                         Its:   General Partner

                                         By:   /s/ Charles P. Rullman
                                               ----------------------
                                               Name:  Charles P. Rullman
                                               Title:

                              FS EQUITY PARTNERS IV, L.P., a Delaware limited partnership

                              By:   FS Capital Partners LLC
                                    Its:  General Partner

                                    By:    /s/ Charles P. Rullman
                                           ----------------------
                                           Name:  Charles P. Rullman
                                           Title:   Managing Member